TRANSAMERICA FUNDS

Supplement to the currently Effective Prospectuses, as supplemented,

to the Summary Prospectuses for the Fund listed below,

and to the currently Effective Statement of Additional Information, as supplemented

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Transamerica Quality Value

Effective on or about July 31, 2012, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Wellington Management Company, LLP with respect to Transamerica Quality Value (the “fund”) and will enter into a new investment sub-advisory agreement with Levin Capital Strategies, L.P. (“LCS”). The fund’s shareholders will receive an information statement (or notice of internet availability thereof) providing certain information regarding LCS and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, the fund’s name, investment objective and principal investment strategies will change. In addition, the fund’s advisory fee will be reduced. The portfolio’s investment adviser, TAM, as well as its benchmark index, principal risks and fundamental investment restrictions will remain the same.

These changes are described below.

Upon the effective date of the change in sub-adviser to LCS, TAM’s advisory fee schedule will decrease as set forth below:

Current Advisory Fee	New Advisory Fee

0.70% of the first $1 billion	0.65% of the first $750 million

0.675% in excess of $1 billion	0.62% over $750 million up to $1 billion

0.60% in excess of $1 billion

Effective on or about July 31, 2012, the following information will supplement and supersede any contrary information contained in the Summary Prospectus, the Prospectus and Statement of Additional Information concerning the fund:

NAME:

Transamerica Large Cap Value

INVESTMENT OBJECTIVE:

The fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations within the range of companies included in the Russell® 1000 Value Index1. The fund’s sub-adviser, Levin Capital Strategies, L.P. (the “sub-adviser”), normally intends to focus primarily on companies with market capitalization greater than $10 billion but may invest in companies with capitalizations between $1 billion to $10 billion at the time of purchase.

The fund will employ a value oriented, contrarian, and bottom-up fundamental research approach combining stock specific insight with a contra momentum discipline. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst that has the potential to unlock value. The fund will generally be broadly diversified by industry and sector. Valuation is assessed on both a relative and absolute basis.

The fund will invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its assets in non-U.S. securities.

The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

SUB-ADVISER:

Levin Capital Strategies, L.P. The principal business address is 595 Madison Avenue, 17th floor, New York, New York 10022.

PORTFOLIO MANAGERS:

Name	Sub-Adviser	Positions Over Past Five Years
Jack Murphy	Levin Capital Strategies, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager and Senior Securities analyst at Levin Capital Strategies, L.P. since 2006
John Levin	Levin Capital Strategies, L.P.	Portfolio Manager of the fund since 2012; Chief Executive Officer and Senior Portfolio Manager at Levin Capital Strategies, L.P. since 2006

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Investors Should Retain this Supplement for Future Reference

May 24, 2012